EXHIBIT 32.1: CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

      In connection with the accompanying Quarterly report on Form 10-Q of Perf-Go Green Holdings, Inc. for the quarter and six months ended September 30, 2008, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            (1) such Quarterly report on Form 10-Q for the quarter and six months ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in such Quarterly report on Form 10-Q for the quarter and six months ended September 30, 2008 fairly presents, in all material respects, the financial condition and results of operations of Perf-Go Green Holdings, Inc.


November 12, 2008                 /s/ Anthony Tracy
                                  -----------------
                                  Name: Anthony Tracy
                                  Title: President (principal executive officer)